[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) UTILITIES SERIES


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) UTILITIES SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy+                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -22.76% and Service Class shares -22.90%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -29.99% over the same period for the series' benchmark, the Standard & Poor's Utilities Index, a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Stock Index.

DIFFICULT ENVIRONMENT FOR UTILITIES AND TELECOM
The areas in which the series invests, utilities and telecommunications, were two of the worst areas of the market over the period. In addition to having fundamental business problems, those areas became the poster children for what was wrong with American business, as massive fraud was discovered at Enron, WorldCom, and Adelphia.

In the wake of Enron, credit rating agencies seemed to take a dim view of any company with energy trading exposure and saw those firms as needing significantly more capital than most of them had. This initiated a downward spiral that decimated utilities such as Dynegy and Mirant. In our view, the rating agencies largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

In addition, a number of new generating facilities came on line at the same time that a slowing economy lowered electricity demand. This added to the industry's problems by squeezing prices and profits.

In the telecom area, U.S. wireless firms suffered from intense competition that drove prices down. Similarly, cable firms, which had long been viewed as solid businesses with relatively predictable revenue, were hurt as subscriber growth was less than expected. Regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, were hurt by the slow economy and by competition from newer companies. By the end of the period, however, the RBOCs had aggressively cut costs and improved cash flow. This, coupled with an improving regulatory environment, helped to create a rally in these stocks in the final quarter of 2002.

PORTFOLIO STRATEGY AND STRUCTURE
The series has tended to follow a barbell strategy. At one end of the barbell are companies that we regard as relatively "safe" but with smaller growth potential. Those were the firms that did well over the period. They were largely utilities with no energy trading exposure that paid a solid dividend and had a history of slow but steady growth -- holdings such as KeySpan Corp. and Equitable Resources, our largest position at period-end.

Some of our international stocks also did well, including Snam Rete Gas, an Italian gas pipeline company, and National Grid, a British power transmission and distribution firm that has expanded into the northeastern United States.

At the other end of the barbell were stocks that we felt had higher growth potential but were perhaps more volatile. Many of these holdings suffered over the period, along with their industries. Among our positions with energy trading exposure, we sold out of some stocks at relatively good prices; others, including Dynegy and Mirant, hurt performance as they declined sharply.

In the cable industry, we sold out of our Comcast and Cox positions at relatively good prices, but were hurt by the plunge in Charter Communications' stock. Holdings in wireless and wireline phone companies also hurt performance. As mentioned earlier, however, our stocks in regional Bell operating companies such as Verizon and BellSouth began to make up lost ground in the fourth quarter.

OUTLOOK
In the utilities industry, we think stocks may remain volatile in the near term, due to ongoing concern about credit ratings and about difficulties in the trading and electric generation businesses. We think it may take 12 to 24 months to get those concerns behind us. Accordingly, we have tried to help our investors get paid for waiting by pursuing a more income-focused strategy, emphasizing higher-yielding bonds and convertible bonds. We believe tremendous values exist, largely in regulated utilities, but we think investors will need patience to realize those values.

In the telecom area, we believe wireline firms have begun to benefit from more-favorable government regulation, and we think we may have already seen a market bottom for that industry. In the wireless arena, we expect to see industry consolidation that may make the environment more positive for the remaining players.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective:  Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $213 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index information is from January 1, 1995.)

                       MFS Utilities Series -      Standard & Poor's
                           Initial Class            Utilities Index
          "1/95"              $10,000                    $10,000
          "12/96"              15,874                     14,028
          "12/98"              24,681                     20,081
          "12/00"              34,567                     28,667
          "12/02"              20,238                     13,960

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                      1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return              -22.76%     -37.32%      -3.19%    +102.38%
--------------------------------------------------------------------------------
Average Annual Total Return          -22.76%     -14.42%      -0.65%    +  9.22%
--------------------------------------------------------------------------------

SERVICE CLASS
                                      1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return              -22.90%     -37.63%      -3.68%    +101.37%
--------------------------------------------------------------------------------
Average Annual Total Return          -22.90%     -14.56%      -0.75%    +  9.15%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                      1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Standard & Poor's Utilities Index#   -29.99%     - 8.52%      -4.41%    +  4.26%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard and Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for details.


PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 77.9%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 56.2%
  Advertising & Broadcasting - 0.1%
    Lamar Advertising Co., "A"*                                                          5,700       $    191,691
-----------------------------------------------------------------------------------------------------------------
  Energy - 8.6%
    ConocoPhillips*                                                                     47,000       $  2,274,330
    Energy East Corp.                                                                  149,540          3,303,339
    Equitable Resources, Inc.                                                          238,290          8,349,681
    TXU Corp.                                                                          240,560          4,493,661
                                                                                                     ------------
                                                                                                     $ 18,421,011
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 4.9%
    AOL Time Warner, Inc.*                                                             268,550       $  3,518,005
    Fox Entertainment Group, Inc.*                                                      69,320          1,797,468
    Viacom, Inc., "B"*                                                                 127,920          5,214,019
                                                                                                     ------------
                                                                                                     $ 10,529,492
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 3.5%
    Kinder Morgan Management LLC                                                       237,672       $  7,508,059
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    El Paso Corp.                                                                      174,242       $  1,212,724
    Enbridge Energy Management LLC                                                      27,376          1,026,600
                                                                                                     ------------
                                                                                                     $  2,239,324
-----------------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Anadarko Petroleum Corp.                                                            15,860       $    759,694
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 7.3%
    BellSouth Corp.                                                                    215,010       $  5,562,309
    CenturyTel, Inc.                                                                    12,600            370,188
    Charter Communications, Inc.*                                                      146,360            172,705
    Commonwealth Telephone Enterprises, Inc.*                                           56,900          2,039,296
    SBC Communications, Inc.                                                           168,500          4,568,035
    Verizon Communications, Inc.                                                        72,652          2,815,265
    Winstar Communications, Inc. (Chapter 11)*                                          78,550                 86
                                                                                                     ------------
                                                                                                     $ 15,527,884
-----------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.0%
    Comcast Corp., "A"                                                                  39,499       $    930,991
    Comcast Corp., Special "A"                                                          49,500          1,116,720
                                                                                                     ------------
                                                                                                     $  2,047,711
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.4%
    AT&T Wireless Services, Inc.*                                                      514,541       $  2,907,157
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.5%
    Citizens Communications Co.                                                        102,600       $  1,082,430
    EchoStar Communications Corp.*                                                      92,080          2,049,701
                                                                                                     ------------
                                                                                                     $  3,132,131
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 18.2%
    Allegheny Energy, Inc.                                                             194,600       $  1,471,176
    Constellation Energy Group, Inc.                                                   113,650          3,161,743
    Dominion Resources, Inc.                                                            46,710          2,564,379
    Edison International*                                                              294,040          3,484,374
    Entergy Corp.                                                                       69,160          3,153,004
    Exelon Corp.                                                                        60,600          3,197,862
    FirstEnergy Corp.                                                                  110,210          3,633,624
    Mirant Corp.*                                                                      391,130            739,236
    NiSource, Inc.                                                                      64,900          1,298,000
    PG&E Corp.*                                                                        112,090          1,558,051
    Pinnacle West Capital Corp.                                                         94,840          3,233,095
    PPL Corp.                                                                          162,850          5,647,638
    Progress Energy, Inc.                                                               40,100          1,738,335
    Public Service Enterprise Group, Inc.                                              120,600          3,871,260
                                                                                                     ------------
                                                                                                     $ 38,751,777
-----------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.3%
    Energen Corp.                                                                       16,800       $    488,880
    KeySpan Corp.                                                                      102,160          3,600,118
    Kinder Morgan, Inc.                                                                170,396          7,202,639
    MDU Resources Group, Inc.                                                          151,660          3,914,345
    NICOR, Inc.                                                                          6,100            207,583
    Questar Corp.                                                                       84,870          2,361,083
                                                                                                     ------------
                                                                                                     $ 17,774,648
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $119,790,579
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 21.7%
  Canada - 2.9%
    BCE, Inc. (Telecommunications)                                                     194,730       $  3,507,087
    Encana Corp. (Utilities - Gas)                                                      87,087          2,690,036
                                                                                                     ------------
                                                                                                     $  6,197,123
-----------------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Nacional de Electricidad S.A., ADR (Utilities - Electric)                   31,000       $    350,300
-----------------------------------------------------------------------------------------------------------------
  China - 0.8%
    China Telecom Corp., Ltd. (Telecommunications)                                   7,696,000       $  1,352,028
    China Telecom Corp., Ltd., ADR (Telecommunications)                                 15,700            271,296
                                                                                                     ------------
                                                                                                     $  1,623,324
-----------------------------------------------------------------------------------------------------------------
  France - 1.2%
    Vivendi Environnement (Utilities)                                                  114,193       $  2,659,924
-----------------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    VEBA AG (Oil Services)                                                              25,400       $  1,023,802
-----------------------------------------------------------------------------------------------------------------
  Hungary - 0.1%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                                     10,900       $    194,020
-----------------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*                            113,375       $    402,481
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Snam Rete Gas S.p.A. (Natural Gas - Pipeline)*                                     596,150       $  2,031,069
-----------------------------------------------------------------------------------------------------------------
  Mexico - 2.6%
    America Movil S.A. de C.V., ADR (Telecommunications)                               143,900       $  2,066,404
    Telefonos de Mexico S.A., ADR (Telecommunications)                                 110,190          3,523,876
                                                                                                     ------------
                                                                                                     $  5,590,280
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Complete Europe N.V. (Telecommunications - Wireline)                                 1,943       $     10,388
    Completel Europe N.V. "Preferred" (Telecommunications - Wireline)(+)                    19             12,823
    Koninklijke KPN N.V. (Telecommunications)                                          288,650          1,876,070
                                                                                                     ------------
                                                                                                     $  1,899,281
-----------------------------------------------------------------------------------------------------------------
  Portugal - 0.1%
    Portugal Telecom S.A. (Telecommunications)                                          27,600       $    189,512
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    MobileOne Asia, Ltd. (Telecommunications - Wireless)*                            1,885,000       $  1,326,087
-----------------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    KT Corp. (Telecommunications - Wireline)                                           137,630       $  2,965,926
    SK Telecom Co., Ltd. (Telecommunications)                                            4,240            818,823
                                                                                                     ------------
                                                                                                     $  3,784,749
-----------------------------------------------------------------------------------------------------------------
  Spain - 4.5%
    Endesa S.A., ADR (Utilities - Electric)                                            159,600       $  1,865,492
    Iberdrola S.A. (Utilities - Electric)                                              348,020          4,870,474
    Telefonica de Espana S.A., ADR (Telecommunications)                                 29,700            789,129
    Telefonica S.A. (Telecommunications)                                               239,000          2,137,139
                                                                                                     ------------
                                                                                                     $  9,662,234
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.4%
    BP Amoco PLC (Oils)*                                                               382,400       $  2,627,578
    National Grid Group PLC (Utilities - Electric)                                     631,126          4,636,249
    Vodafone Group PLC (Telecommunications)                                          1,109,976          2,022,841
                                                                                                     ------------
                                                                                                     $  9,286,668
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $ 46,220,854
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $185,387,736)                                                         $166,011,433
-----------------------------------------------------------------------------------------------------------------

Bonds - 9.6%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 9.0%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.75s, 2031                                                $   114       $    136,670
-----------------------------------------------------------------------------------------------------------------
  Automotive
    DaimlerChrysler AG, 7.45s, 2097                                                    $    69       $     71,686
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Credit Suisse First Boston USA, 4.625s, 2008                                       $   213       $    215,969
    Midamerican Funding LLC, 6.927s, 2029                                                  110            116,000
                                                                                                     ------------
                                                                                                     $    331,969
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV
    CSC Holdings, Inc., 8.125s, 2009                                                   $    75       $     72,094
-----------------------------------------------------------------------------------------------------------------
  Building - 0.1%
    American Standard, Inc., 7.375s, 2008                                              $   100       $    104,500
-----------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.7%
    Falcon Auto Dealership LLC, 3.083s, 2023##                                         $   750       $    107,296
    PSE&G Transition Funding LLC, 5.74s, 2007                                              354            370,413
    PSE&G Transition Funding LLC, 5.98s, 2008                                              170            185,899
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                   426            470,252
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                                       440            452,001
                                                                                                     ------------
                                                                                                     $  1,585,861
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                                           $   427       $    429,893
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.2%
    Devon Financing Corp., ULC, 6.875s, 2011                                           $   289       $    321,905
-----------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 6.65s, 2011                                                    $   430       $    469,679
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Time Warner Entertainment Co. LP, 8.875s, 2012                                     $   328       $    390,675
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Countrywide Home Loans, Inc., 6.85s, 2004                                          $   138       $    146,801
    Ford Motor Credit Co., 7.375s, 2009                                                    216            214,026
    General Electric Capital Corp., 5.45s, 2013                                            128            132,532
                                                                                                     ------------
                                                                                                     $    493,359
-----------------------------------------------------------------------------------------------------------------
  Financial Services
    Sprint Capital Corp., 6.875s, 2028                                                 $    77       $     61,985
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    MeadWestvaco Corp., 6.8s, 2032                                                     $   148       $    150,465
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.1%
    HCA Healthcare Co., 7.125s, 2006                                                   $   202       $    214,067
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners, 7.3s, 2033                                          $   142       $    152,233
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    WMX Technologies, Inc., 6.375s, 2003                                               $   212       $    216,051
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Tricon Global Restaurants, Inc., 8.875s, 2011                                      $   194       $    210,490
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Tele Communications, Inc., 9.8s, 2012                                              $   131       $    157,465
    Verizon Global Funding Corp., 7.375s, 2012                                             147            169,129
                                                                                                     ------------
                                                                                                     $    326,594
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.1%
    Verizon Wireless Capital LLC, 5.375s, 2006                                         $   106       $    110,737
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Citizens Communications Co., 8.5s, 2006                                            $   289       $    320,037
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                                    30             31,763
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                                     79             80,927
                                                                                                     ------------
                                                                                                     $    432,727
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 0.9%
    Federal National Mortgage Assn., 6s, 2016                                          $   571       $    597,216
    Federal National Mortgage Assn., 6.5s, 2031 - 2032                                   1,181          1,229,973
    Government National Mortgage Assn., 7s, 2028 - 2099                                    135            143,007
                                                                                                     ------------
                                                                                                     $  1,970,196
-----------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.3%
    U.S. Treasury Bonds, 5.375s, 2031                                                  $   900       $    981,141
    U.S. Treasury Bonds, 6.25s, 2030                                                       143            171,125
    U.S. Treasury Bonds, 8.125s, 2023                                                      957            333,369
    U.S. Treasury Notes, 3s, 2007                                                          207            209,490
    U.S. Treasury Notes, 3.375s, 2007                                                      229            247,837
    U.S. Treasury Notes, 4s, 2012                                                          279            282,945
    U.S. Treasury Notes, 4.375s, 2012                                                    1,083          1,132,031
    U.S. Treasury Notes, 4.625s, 2006                                                      228            245,902
    U.S. Treasury Notes, 5s, 2011                                                        3,214          3,531,383
                                                                                                     ------------
                                                                                                     $  7,135,223
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    DTE Energy Co., 6.45s, 2006                                                        $   888       $    955,536
    FirstEnergy Corp., 5.5s, 2006                                                          126            126,712
    FirstEnergy Corp., 6.45s, 2011                                                          68             67,649
    Midamerican Energy Holdings Co., 5.875s, 2012                                          468            474,426
    Niagara Mohawk Power Corp., 8.77s, 2018                                                162            169,534
    NiSource Finance Corp., 7.625s, 2005                                                   288            300,804
    Northwestern Corp., 7.875s, 2007                                                        27             19,420
    Progress Energy, Inc., 6.75s, 2006                                                     613            658,404
    Progress Energy, Inc., 7.1s, 2011                                                      207            228,134
    PSEG Power LLC, 7.75s, 2011                                                            217            230,187
    PSEG Power LLC, 8.625s, 2031                                                           238            256,268
    TXU Corp., 6.375s, 2006                                                                189            172,935
    TXU Eastern Funding Co., 6.75s, 2009**                                                  16              1,520
                                                                                                     ------------
                                                                                                     $  3,661,529
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                     $ 19,050,588
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Canada - 0.1%
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)                  $   198       $    212,921
-----------------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 9.25s, 2011 (Telecommunications)                              $   258       $    298,318
-----------------------------------------------------------------------------------------------------------------
  Malaysia - 0.1%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                               $   100       $    107,442
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026                                                 $   153       $    210,222
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##                    $   156       $    173,111
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising &
      Broadcasting)                                                                    $   278       $    289,120
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                  $  1,291,134
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $19,224,573)                                                           $ 20,341,722
-----------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 5.4%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.4%
  Energy - Integrated - 0.6%
    PPL Capital Funding Trust I, 7.75s                                                  77,550       $  1,407,533
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.2%
    AES Trust III, 6.75s                                                                78,680       $  1,195,936
    AES Trust VII, 6.00s                                                                34,300            497,350
    Sempra Energy, 8.5s                                                                133,490          3,210,434
    TXU Corp., 8.75s                                                                   140,140          4,008,004
                                                                                                     ------------
                                                                                                     $  8,911,724
-----------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    KeySpan Corp., 8.75s                                                                24,770       $  1,252,619
-----------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $13,865,073)                                     $ 11,571,876
-----------------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.9%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.9%
  Media - Cable - 0.1%
    Charter Communications, Inc., 4.75s, 2006                                          $ 2,045       $    365,544
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    CenturyTel, Inc., 4.75s, 2032##                                                    $   160       $    185,000
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.7%
    EchoStar Communications Corp., 4.875s, 2007                                        $ 4,039       $  3,574,515
-----------------------------------------------------------------------------------------------------------------
Total Convertibles Bond (Identified Cost, $5,757,750)                                                $  4,125,059
-----------------------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
Foreign Warrants
    Completel Europe N.V. (Telecommuncations - Wireline)*
      (Identified Cost, $0)                                                             16,870        $       177
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.1%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 1/02/03, at Amortized Cost                     $ 4,489       $  4,488,844
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.6%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $5,603,922 (secured by various U.S. Treasury and Federal Agency
      obligation in a jointly traded account), at Cost                                 $ 5,604       $  5,603,548
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $234,327,524)                                                    $212,142,659

Other Assets, Less Liabilities - 0.5%                                                                     990,127
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $213,132,786
-----------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $234,327,524)            $212,142,659
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         7,639,721
  Cash                                                                    6,985
  Receivable for investments sold                                     3,847,756
  Receivable for series shares sold                                     538,938
  Interest and dividends receivable                                     719,221
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $224,895,974
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  3,416,668
  Payable for series shares reacquired                                  595,733
  Collateral for securities loaned, at value                          7,639,721
  Payable to affiliates -
    Management fee                                                        4,366
    Shareholder servicing agent fee                                         203
    Distribution fee (Service Class)                                        294
  Accrued expenses and other liabilities                                106,203
                                                                   ------------
      Total liabilities                                            $ 11,763,188
                                                                   ------------
Net assets                                                         $213,132,786
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $371,527,586
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (22,183,055)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (141,748,295)
  Accumulated undistributed net investment income                     5,536,550
                                                                   ------------
      Total                                                        $213,132,786
                                                                   ============
Shares of beneficial interest outstanding                           17,730,435
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $170,031,655 / 14,133,257 shares of
    beneficial interest outstanding)                                  $12.03
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $43,101,131 / 3,597,178 shares of
    beneficial interest outstanding)                                  $11.98
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  5,697,582
    Interest                                                          2,267,308
    Foreign taxes withheld                                              (96,584)
                                                                   ------------
      Total investment income                                      $  7,868,306
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,766,087
    Trustees' compensation                                               10,102
    Shareholder servicing agent fee                                      82,417
    Distribution fee (Service Class)                                     84,360
    Administrative fee                                                   24,849
    Custodian fee                                                       123,221
    Printing                                                            183,987
    Postage                                                                 135
    Auditing fees                                                        29,689
    Legal fees                                                            2,140
    Miscellaneous                                                         3,009
                                                                   ------------
      Total expenses                                               $  2,309,996
    Fees paid indirectly                                                (22,026)
                                                                   ------------
      Net expenses                                                 $  2,287,970
                                                                   ------------
        Net investment income                                      $  5,580,336
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(76,592,931)
    Foreign currency transactions                                         8,310
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(76,584,621)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  2,785,003
    Translation of assets and liabilities in foreign
      currencies                                                          1,145
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  2,786,148
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(73,798,473)
                                                                   ------------
          Decrease in net assets from operations                   $(68,218,137)
                                                                   ============

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2002                   2001
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $  5,580,336           $  6,203,505
  Net realized loss on investments and foreign currency transactions             (76,584,621)           (64,466,409)
  Net unrealized gain (loss) on investments and foreign currency translation       2,786,148            (28,466,544)
                                                                                ------------           ------------
    Decrease in net assets from operations                                      $(68,218,137)          $(86,729,448)
                                                                                ------------           ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                    $ (5,455,493)          $ (9,497,628)
  From net investment income (Service Class)                                        (844,311)              (305,815)
  From net realized gain on investments and foreign currency transactions
    (Initial Class)                                                                     --              (24,414,528)
  From net realized gain on investments and foreign currency transactions
    (Service Class)                                                                     --                 (789,756)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                        --                 (492,799)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                        --                  (15,941)
                                                                                ------------           ------------
    Total distributions declared to shareholders                                $ (6,299,804)          $(35,516,467)
                                                                                ------------           ------------
Net increase (decrease) in net assets from series share transactions            $ (5,308,924)          $102,692,422
                                                                                ------------           ------------
    Total decrease in net assets                                                $(79,826,865)          $(19,553,493)
Net assets:
  At beginning of year                                                           292,959,651            312,513,144
                                                                                ------------           ------------
  At end of period (including accumulated undistributed net investment
    income of $5,536,550 and $6,209,240, respectively)                          $213,132,786           $292,959,651
                                                                                ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
INITIAL CLASS SHARES                                           2002            2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each year):
Net asset value - beginning of year                          $15.94          $23.57         $24.16        $19.82        $17.99
                                                             ------          ------         ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                   $ 0.31          $ 0.39         $ 0.94        $ 0.38        $ 0.46
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (3.88)          (5.53)          0.66          5.40          2.68
                                                             ------          ------         ------        ------        ------
      Total from investment operations                       $(3.57)         $(5.14)        $ 1.60        $ 5.78        $ 3.14
                                                             ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.34)         $(0.69)        $(0.26)       $(0.24)       $(0.24)
  From net realized gain on investments and foreign
    currency transactions                                      --             (1.76)         (1.93)        (1.20)        (1.07)
  In excess of net realized gain on investments and
    foreign currency transactions                              --             (0.04)          --            --            --
                                                             ------          ------         ------        ------        ------
      Total distributions declared to shareholders           $(0.34)         $(2.49)        $(2.19)       $(1.44)       $(1.31)
                                                             ------          ------         ------        ------        ------
Net asset value - end of year                                $12.03          $15.94         $23.57        $24.16        $19.82
                                                             ======          ======         ======        ======        ======
Total return                                                 (22.76)%        (24.20)%         7.07%        30.81%        18.06%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.94%           0.93%          0.90%         1.01%         1.01%
  Net investment income(S)(S)                                  2.38%           2.03%          3.95%         1.88%         2.48%
Portfolio turnover                                              102%            102%           111%          134%          133%
Net assets at end of year (000 Omitted)                    $170,032        $260,749       $308,386      $182,969       $81,726

  (S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                  --              --             --          $ 0.40        $ 0.47
        Ratios (to average net assets):
          Expenses##                                           --              --             --            0.94%         0.98%
          Net investment income                                --              --             --            1.95%         2.51%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------               PERIOD ENDED
SERVICE CLASS SHARES                                                  2002                  2001         DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                               $15.90                $23.57                     $23.19
                                                                    ------                ------                     ------
Income from investment operations#(S)(S) -
  Net investment income                                             $ 0.28                $ 0.30                     $ 0.29
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                 (3.87)                (5.49)                      0.09
                                                                    ------                ------                     ------
      Total from investment operations                              $(3.59)               $(5.19)                    $ 0.38
                                                                    ------                ------                     ------
Less distributions declared to shareholders -
    From net investment income                                      $(0.33)               $(0.68)                    $ --
    From net realized gain on investments and foreign currency
      transactions                                                    --                   (1.76)                      --
    In excess of net realized gain on investments and foreign
      currency transactions                                           --                   (0.04)                      --
                                                                    ------                ------                     ------
      Total distributions declared to shareholders                  $(0.33)               $(2.48)                    $ --
                                                                    ------                ------                     ------
Net asset value - end of period                                     $11.98                $15.90                     $23.57
                                                                    ======                ======                     ======
Total return                                                        (22.90)%              (24.44)%                     1.64%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.19%                 1.13%                      1.11%+
  Net investment income(S)(S)                                         2.20%                 1.73%                      1.85%+
Portfolio turnover                                                     102%                  102%                       111%
Net assets at end of period (000 Omitted)                          $43,101               $32,211                     $4,127

      * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting
       Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1,
       2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 102 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series, and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $7,206,079. These loans were collateralized cash of $7,639,721, which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       7,639,721         $7,639,721

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $9,231 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $12,795 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         DECEMBER 31, 2002   DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $6,299,804         $27,513,151
    Long-term capital gain                          --               8,003,316
                                                ----------         -----------
Total distributions declared                    $6,299,804         $35,516,467
                                                ==========         ===========

During the year ended December 31, 2002, accumulated undistributed net investment income increased by $46,778, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $56,124, and paid-in capital increased by $9,346 due to differences between book and tax accounting for currency transactions, amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings accumulated losses on a tax basis were as follows:

            Undistributed ordinary income              $   5,629,176
            Undistributed long-term capital gain               --
            Capital loss carryforward                   (137,013,680)
            Unrealized loss                              (26,917,670)
            Other temporary differences                      (92,626)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATECARRYFORWARD
            -------------------------------------------------------
            December 31, 2009                          $ 61,701,217
            December 31, 2010                            75,312,463
                                                       ------------
              Total                                    $137,013,680
                                                       ============

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

            First $2 billion                                0.0175%
            Next $2.5 billion                               0.0130%
            Next $2.5 billion                               0.0005%
            In excess of $7 billion                         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES            SALES
------------------------------------------------------------------------------
U.S. government securities                       $ 15,479,136     $ 28,952,224
                                                 ------------     ------------
Investments (non-U.S. government securities)     $217,067,258     $201,922,293
                                                 ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $239,062,139
                                                                   ------------
Gross unrealized depreciation                                      $(33,842,575)
Gross unrealized appreciation                                         6,923,095
                                                                   ------------
    Net unrealized depreciation                                    $(26,919,480)
                                                                   ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                   YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                                  -----------------------------     -----------------------------
                                                       SHARES            AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                         4,215,872      $ 55,217,620       6,412,160      $126,176,066
Shares  issued to shareholders in reinvestment
  of distributions                                    389,957         5,455,494       1,664,487        34,404,943
Shares reacquired                                  (6,832,569)      (86,593,065)     (4,801,714)      (91,799,915)
                                                  -----------      ------------     -----------      ------------
    Net increase (decrease)                        (2,226,740)     $(25,919,951)      3,274,933      $ 68,781,094
                                                  ===========      ============     ===========      ============

Service Class shares
                                                   YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                                  -----------------------------     -----------------------------
                                                       SHARES            AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                         2,189,989       $28,259,983       1,922,151       $34,980,289
Shares  issued to shareholders in reinvestment
  of distributions                                     60,524           844,309          53,825         1,111,489
Shares reacquired                                    (679,600)       (8,493,265)       (124,818)       (2,180,450)
                                                  -----------      ------------     -----------      ------------
    Net increase                                    1,570,913       $20,611,027       1,851,158       $33,911,328
                                                  ===========      ============     ===========      ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $2,563. The series had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $67,770 reduction in cost of securities and a corresponding $67,770 decrease in net unrealized depreciation, based on securities held by the series on December 31, 2000.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 65.59%.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VUF-ANN 2/03 95M